Exhibit 99.2
Assurant, Inc. (AIZ)
Financial Supplement as of March 31, 2006

ASSURANT, INC. AND SUBSIDIARIES
EARNINGS RELEASE SUPPLEMENT
AS OF MARCH 31, 2006
INDEX TO SUPPLEMENT

Page:
REGULATION G — NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	14

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	15
About Assurant:
Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments – Assurant Employee Benefits; Assurant Health; Assurant Preneed; and Assurant Solutions — have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.
The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.
Safe Harbor Statement:
Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G — Non GAAP Measures
Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.
(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.
(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. Pro forma earnings per share reflects earnings per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.
(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

Assurant, Inc. and Subsidiaries
Summary Financial Highlights
(Unaudited)

	For the Three-Months Ended		For the Year Ended
	March 31,		December 31,
($ in thousands, except per share amounts)	2006	2005	2005	2004
Net operating income (1)	$163,819	$115,118	$513,289	$344,991

Net realized (loss) gains from investments	(2,894)	320	7,369	15,800

Excess of loss reinsurance program (1995-1997)	—	—	(40,263)	—

Loss on disposal of business	—	—	—	(6,337)

Expenses directly related to the initial and secondary public offerings	—	(1,040)	(1,040)	(3,894)

Net income before cumulative effect of change in accounting principle	160,925	114,398	479,355	350,560

Cumulative effect of change in accounting principle	1,547	—	—	—

Net income	$162,472	$114,398	$479,355	$350,560

Total revenues	$1,929,782	$1,862,354	$7,497,675	$7,410,714

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$1.26	$0.82	$3.78	$2.49
Net income before cumulative effect of change in accounting principle	$1.24	$0.82	$3.53	$2.53
Net income	$1.25	$0.82	$3.53	$2.53
Weighted average of common shares outstanding — basic	129,998,426	139,736,533	135,773,551	138,358,767

Diluted earnings per share
Net operating income	$1.24	$0.82	$3.75	$2.49
Net income before cumulative effect of change in accounting principle	$1.22	$0.82	$3.50	$2.53
Net income	$1.23	$0.82	$3.50	$2.53
Weighted average of common shares outstanding — diluted	132,000,306	139,833,013	136,945,310	138,467,564

Pro forma earnings per share (2)
Net operating income	N/A	N/A	N/A	$2.44
Net income before cumulative effect of change in accounting principle	N/A	N/A	N/A	$2.48
Net income	N/A	N/A	N/A	$2.48
Pro forma common shares outstanding	N/A	N/A	N/A	141,622,001

Assurant, Inc. and Subsidiaries
Summary Financial Highlights (continued)
(Unaudited)

	As of	As of
	March 31,	December 31,
($ in thousands, except per share amounts)	2006	2005	2004
Total assets	$24,680,684	$25,365,453	$24,548,106

Total stockholders’ equity	$3,653,569	$3,699,559	$3,635,431

Total stockholders’ equity (excluding AOCI)	$3,575,169	$3,480,060	$3,297,268

Basic book value per share	$28.25	$28.33	$26.01
Basic book value per share (excluding AOCI) (3)	$27.64	$26.65	$23.59
Shares outstanding for basic book value per share calculation	129,329,491	130,591,834	139,766,177

Diluted book value per share	$27.77	$27.90	$25.99
Diluted book value per share (excluding AOCI) (3)	$27.18	$26.25	$23.57
Shares outstanding for diluted book value per share calculation	131,547,132	132,598,736	139,901,760

Debt to total capital ratio (excluding AOCI)	21.8%	22.2%	23.2%

Assurant, Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)

	As of	As of
	March 31,	December 31,
($ in thousands)	2006	2005	2004
Assets
Investments and cash and cash equivalents	$12,899,640	$13,371,392	$12,955,128
Reinsurance recoverables	4,075,817	4,447,810	4,196,810
Goodwill	804,889	804,864	823,054
Assets held in separate accounts	3,498,093	3,472,435	3,717,149
Other assets	3,402,245	3,268,952	2,855,965

Total assets	24,680,684	25,365,453	24,548,106

Liabilities
Policyholder liability	14,164,008	14,391,691	13,381,936
Debt	971,711	971,690	971,611
Mandatorily redeemable preferred stock	23,160	24,160	24,160
Liabilities related to separate accounts	3,498,093	3,472,435	3,717,149
Accounts payable and other liabilities	2,370,143	2,805,918	2,817,819

Total liabilities	21,027,115	21,665,894	20,912,675

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	3,575,169	3,480,060	3,297,268
Accumulated other comprehensive income	78,400	219,499	338,163

Total stockholders’ equity	3,653,569	3,699,559	3,635,431

Total liabilities and stockholders’ equity	$24,680,684	$25,365,453	$24,548,106

Assurant, Inc. and Subsidiaries
Reconciliation of Net Operating Income to Net Income
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands, net of tax)	2006	2005	2005	2005	2005	2005	2004
Assurant Solutions	$97,339	$69,636	$53,149	$63,765	$54,770	$241,320	$126,158
Assurant Health	45,096	33,297	45,718	49,367	49,673	178,055	158,287
Assurant Employee Benefits	19,185	19,329	22,846	9,812	16,379	68,366	62,210
Assurant Preneed	6,852	4,783	10,475	12,840	6,956	35,054	34,235
Corporate and other	(439)	20,701	(4,289)	(3,314)	(10,417)	2,681	(35,282)
Amortization of deferred gain on disposal of businesses	5,741	4,651	7,609	7,660	7,711	27,631	37,461
Interest expense	(9,955)	(9,955)	(9,955)	(9,954)	(9,954)	(39,818)	(38,078)

Net operating income	163,819	142,442	125,553	130,176	115,118	513,289	344,991

Adjustments:
Net realized (loss) gains on investments	(2,894)	(5,396)	9,794	2,651	320	7,369	15,800
Excess loss of reinsurance program (1995-1997)	—	—	(35,060)	(5,203)	—	(40,263)	—
Loss on disposal of business	—	—	—	—	—	—	(6,337)
Expenses directly related to the initial and secondary public offerings	—	—	—	—	(1,040)	(1,040)	(3,894)

Net income before cumulative effect of change in accounting principle	160,925	137,046	100,287	127,624	114,398	479,355	350,560
Cumulative effect of change in accounting principle	1,547	—	—	—	—	—	—

Net income	$162,472	$137,046	$100,287	$127,624	$114,398	$479,355	$350,560

Assurant, Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2006	2005	2005	2005	2005	2005	2004
Revenues:
Net earned premiums and other considerations	$1,672,653	$1,644,477	$1,621,186	$1,623,239	$1,631,894	$6,520,796	$6,482,871
Net investment income	192,562	170,864	175,175	177,018	164,200	687,257	634,749
Net realized (loss) gain on investments	(4,452)	(8,301)	11,965	4,079	492	8,235	24,308
Loss on disposal of businesses	—	—	—	—	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	8,833	7,155	11,706	11,784	11,863	42,508	57,632
Fees and other income	60,186	67,382	59,409	58,183	53,905	238,879	220,386

	1,929,782	1,881,577	1,879,441	1,874,303	1,862,354	7,497,675	7,410,714

Benefits, losses and expenses:
Policyholder benefits	889,679	869,678	970,596	924,011	943,524	3,707,809	3,839,769
Selling, underwriting, general and administrative expenses	782,432	847,172	752,156	746,879	726,793	3,073,000	2,976,436
Interest expense	15,315	15,315	15,315	15,314	15,314	61,258	58,581

	1,687,426	1,732,165	1,738,067	1,686,204	1,685,631	6,842,067	6,874,786

Income before income taxes and cumulative effect of change in accounting principle	242,356	149,412	141,374	188,099	176,723	655,608	535,928
Income taxes	81,431	12,366	41,087	60,475	62,325	176,253	185,368

Net income before cumulative effect of change in accounting principle	160,925	137,046	100,287	127,624	114,398	479,355	350,560
Cumulative effect of change in accounting principle	1,547	—	—	—	—	—	—

Net income	$162,472	$137,046	$100,287	$127,624	$114,398	$479,355	$350,560

Share repurchase program:
Shares repurchased	1,416,800	2,014,468	3,910,926	2,797,500	710,000	9,432,894	2,411,500
Average repurchase price per share	$45.17	$38.00	$37.38	$34.32	$34.16	$36.36	$26.04
Repurchase price	$64,001	$76,551	$146,181	$96,006	$24,252	$342,990	$62,786

AIZ Closing stock price (NYSE)	$49.25	$43.49	$38.06	$36.10	$33.70	$43.49	$30.55

Investment yield (1)	5.75%	5.54%	5.71%	5.63%	5.51%	5.54%	5.46%

Real estate investment income (1)	$14,735	$—	$3,156	$9,409	$—	$12,565	$—

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Solutions and Assurant Specialty Property
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2006	2005	2005	2005	2005	2005	2004
Revenues:
Net earned premiums and other considerations	$739,185	$713,068	$648,011	$636,688	$615,247	$2,613,014	$2,448,641
Net investment income	58,786	51,621	52,514	52,262	48,165	204,562	184,951
Fees and other income	43,405	50,365	39,991	40,938	36,103	167,397	143,718

	841,376	815,054	740,516	729,888	699,515	2,984,973	2,777,310

Benefits, losses and expenses:
Policyholder benefits	221,919	223,627	238,148	213,678	203,265	878,718	935,431
Selling, underwriting, general and administrative expenses	472,107	484,256	422,215	420,797	414,589	1,741,857	1,658,402

	694,026	707,883	660,363	634,475	617,854	2,620,575	2,593,833

Income before income taxes	147,350	107,171	80,153	95,413	81,661	364,398	183,477
Income taxes	50,011	37,535	27,004	31,648	26,891	123,078	57,319

Net operating income	$97,339	$69,636	$53,149	$63,765	$54,770	$241,320	$126,158

Net earned premiums and other considerations by major product groupings:
Assurant Specialty Property	$252,746	$230,692	$219,324	$207,723	$201,118	$858,857	$768,875
Assurant Solutions	486,439	482,376	428,687	428,965	414,129	1,754,157	1,679,766

Total	$739,185	$713,068	$648,011	$636,688	$615,247	$2,613,014	$2,448,641

Gross written premiums for selected product groupings:
Domestic Credit	$168,927	$199,082	$182,999	$194,667	$190,718	$767,466	$853,011
International Credit	$161,024	$160,858	$166,413	$157,449	$162,747	$647,467	$594,646
Domestic extended service contracts	$285,504	$326,974	$298,969	$241,035	$253,249	$1,120,227	$960,352
International extended service contracts	$66,256	$86,674	$62,669	$50,593	$47,570	$247,506	$73,103
Specialty Property Solutions	$355,088	$411,212	$378,474	$341,298	$299,357	$1,430,341	$1,275,357

Investment yield (1)	5.14%	4.75%	5.10%	5.28%	4.87%	4.88%	4.78%

Real estate investment income (1)	$2,506	$—	$—	$—	$—	$—	$—

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Health
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2006	2005	2005	2005	2005	2005	2004
Revenues:
Net earned premiums and other considerations	$523,405	$531,345	$538,800	$544,294	$549,526	$2,163,965	$2,231,298
Net investment income	24,001	16,474	17,707	17,170	17,705	69,056	67,902
Fees and other income	9,726	9,323	10,420	10,270	10,331	40,344	38,708

	557,132	557,142	566,927	571,734	577,562	2,273,365	2,337,908

Benefits, losses and expenses:
Policyholder benefits	325,401	329,793	336,362	333,101	345,368	1,344,624	1,422,783
Selling, underwriting, general and administrative expenses	162,712	176,626	161,125	163,385	156,763	657,899	674,907

	488,113	506,419	497,487	496,486	502,131	2,002,523	2,097,690

Income before income taxes	69,019	50,723	69,440	75,248	75,431	270,842	240,218
Income taxes	23,923	17,426	23,722	25,881	25,758	92,787	81,931

Net operating income	$45,096	$33,297	$45,718	$49,367	$49,673	$178,055	$158,287

Net earned premiums and other considerations:
Individual:
Individual medical	$297,338	$295,322	$291,817	$290,047	$287,312	$1,164,498	$1,100,869
Short-term medical	25,001	26,664	30,257	28,115	25,876	110,912	114,583

Subtotal	322,339	321,986	322,074	318,162	313,188	1,275,410	1,215,452
Small employer group	201,066	209,359	216,726	226,132	236,338	888,555	1,015,846

Total	$523,405	$531,345	$538,800	$544,294	$549,526	$2,163,965	$2,231,298

Assurant Health (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2006	2005	2005	2005	2005	2005	2004
Sales (Annualized issued premiums):
Individual:
Individual medical	$76,192	$71,745	$69,343	$68,137	$76,389	$285,614	$344,794
Short-term medical	30,248	24,747	34,889	31,566	28,716	119,918	117,396

Subtotal	106,440	96,492	104,232	99,703	105,105	405,532	462,190
Small employer group	34,573	36,466	36,224	41,211	45,486	159,387	233,809

Total	$141,013	$132,958	$140,456	$140,914	$150,591	$564,919	$695,999

Membership by product line:
Individual:
Individual medical	636	644	647	662	671	644	675
Short-term medical	100	102	122	129	116	102	107

Subtotal	736	746	769	791	787	746	782
Small employer group	239	255	267	287	308	255	333

Total	975	1,001	1,036	1,078	1,095	1,001	1,115

Ratios:
Loss ratio (a)	62.2%	62.1%	62.4%	61.2%	62.8%	62.1%	63.8%
Expense ratio (b)	30.5%	32.7%	29.3%	29.5%	28.0%	29.8%	29.7%
Combined ratio (c)	91.6%	93.7%	90.6%	89.5%	89.7%	90.8%	92.4%

Investment yield (1)	5.70%	5.57%	5.48%	5.23%	5.44%	5.61%	5.47%

Real estate investment income (1)	$7,372	$—	$596	$—	$—	$596	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Employee Benefits
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2006	2005	2005	2005	2005	2005	2004
Revenues:
Net earned premiums and other considerations	$326,111	$308,568	$306,928	$316,420	$345,922	$1,277,838	$1,276,812
Net investment income	40,839	38,754	41,878	38,274	37,983	156,889	149,718
Fees and other income	6,832	6,056	6,976	6,993	6,189	26,214	29,306

	373,782	353,378	355,782	361,687	390,094	1,460,941	1,455,836

Benefits, losses and expenses:
Policyholder benefits	245,439	215,538	212,022	241,537	267,738	936,835	950,235
Selling, underwriting, general and administrative expenses	99,114	108,095	108,403	105,027	97,017	418,542	409,737

	344,553	323,633	320,425	346,564	364,755	1,355,377	1,359,972

Income before income taxes	29,229	29,745	35,357	15,123	25,339	105,564	95,864
Income taxes	10,044	10,416	12,511	5,311	8,960	37,198	33,654

Net operating income	$19,185	$19,329	$22,846	$9,812	$16,379	$68,366	$62,210

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$111,393	$121,444	$124,780	$128,323	$128,242	$502,789	$520,513
Group disability single premiums for closed blocks	33,920	—	—	—	26,700	26,700	40,906
All other group disability	121,586	123,390	118,595	123,078	124,777	489,840	465,517
Group life	59,212	63,734	63,553	65,019	66,203	258,509	249,876

Total	$326,111	$308,568	$306,928	$316,420	$345,922	$1,277,838	$1,276,812

Assurant Employee Benefits (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2006	2005	2005	2005	2005	2005	2004
Sales:
Group dental	$26,979	$17,316	$21,588	$18,187	$41,757	$98,848	$119,064
Group disability	13,633	9,722	12,649	14,864	25,420	62,655	70,387
Group life	6,681	6,702	5,883	10,898	18,561	42,044	48,486

Total	$47,293	$33,740	$40,120	$43,949	$85,738	$203,547	$237,937

Ratios:
Loss ratio (a)	75.3%	69.9%	69.1%	76.3%	77.4%	73.3%	74.4%
Expense ratio (b)	29.8%	34.4%	34.5%	32.5%	27.6%	32.1%	31.4%

Investment yield (1)	6.47%	6.15%	6.29%	6.14%	6.12%	6.19%	6.22%

Real estate investment income (1)	$—	$—	$2,560	$—	$—	$2,560	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Preneed
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2006	2005	2005	2005	2005	2005	2004
Revenues:
Net earned premiums and other considerations	$83,952	$91,496	$127,447	$125,837	$121,199	$465,979	$526,120
Net investment income	55,086	57,052	56,204	62,688	53,012	228,956	206,300
Fees and other income	223	587	1,922	(196)	1,179	3,492	6,810

	139,261	149,135	185,573	188,329	175,390	698,427	739,230

Benefits, losses and expenses:
Policyholder benefits	96,920	100,720	129,916	127,900	127,153	485,689	531,320
Selling, underwriting, general and administrative expenses	31,860	40,814	39,570	40,732	37,531	158,647	156,486

	128,780	141,534	169,486	168,632	164,684	644,336	687,806

Income before income taxes	10,481	7,601	16,087	19,697	10,706	54,091	51,424
Income taxes	3,629	2,818	5,612	6,857	3,750	19,037	17,189

Net operating income	$6,852	$4,783	$10,475	$12,840	$6,956	$35,054	$34,235

Net earned premiums and other considerations by channel:
AMLIC	$60,248	$56,738	$64,210	$64,299	$64,589	$249,836	$273,147
Independent — United States	15,953	27,633	56,703	55,353	50,859	190,548	234,176
Independent — Canada	7,751	7,125	6,534	6,185	5,751	25,595	18,797

Total	$83,952	$91,496	$127,447	$125,837	$121,199	$465,979	$526,120

Life and annuity sales by channel:
AMLIC	$68,799	$60,631	$68,715	$72,531	$71,370	$273,247	$294,708
Independent — United States (2)	31,999	39,335	50,614	49,499	43,552	183,000	214,623
Independent — Canada	22,890	23,236	22,457	22,478	18,097	86,268	72,866

Total	$123,688	$123,202	$141,786	$144,508	$133,019	$542,515	$582,197

Investment yield (1)	6.35%	6.59%	6.49%	6.18%	6.23%	6.43%	6.34%

Real estate investment income (1)	$—	$—	$—	$9,409	$—	$9,409	$—

(1)	Investment yield excludes investment income from real estate partnerships.

(2)	Per the announced sale of the US preneed independent insurance franchise, all sales written by Assurant are 100% reinsured as of November 1, 2005.

Assurant Corporate and Other
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended					For the Year Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2006	2005	2005	2005	2005	2005	2004
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—
Net investment income (1)	13,850	6,963	6,872	6,624	7,335	27,794	25,878
Net realized (loss) gain on investments	(4,452)	(8,301)	11,965	4,079	492	8,235	24,308
Loss on disposal of businesses	—	—	—	—	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	8,833	7,155	11,706	11,784	11,863	42,508	57,632
Fees and other income	—	1,051	100	178	103	1,432	1,844

	18,231	6,868	30,643	22,665	19,793	79,969	100,430

Benefits, losses and expenses:
Policyholder benefits	—	—	54,148	7,795	—	61,943	—
Selling, underwriting, general and administrative expenses	16,639	37,381	20,843	16,938	20,893	96,055	76,904
Interest expense	15,315	15,315	15,315	15,314	15,314	61,258	58,581

	31,954	52,696	90,306	40,047	36,207	219,256	135,485

Loss before income taxes and cumulative effect of change in accounting principle	(13,723)	(45,828)	(59,663)	(17,382)	(16,414)	(139,287)	(35,055)
Income taxes	(6,176)	(55,829)	(27,762)	(9,222)	(3,034)	(95,847)	(4,725)

Net operating (loss) income before cumulative effect of change in accounting principle	(7,547)	10,001	(31,901)	(8,160)	(13,380)	(43,440)	(30,330)
Cumulative effect of change in accounting principle	1,547	—	—	—	—	—	—

Net operating (loss) income	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(43,440)	$(30,330)

Real estate investment income	$4,857	$—	$—	$—	$—	$—	$—

Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net Operating Income	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(43,440)	$(30,330)

Adjustments, net of tax:
Amortization of deferred gain on disposal of businesses	(5,741)	(4,651)	(7,609)	(7,660)	(7,711)	(27,631)	(37,461)
Interest expense	9,955	9,955	9,955	9,954	9,954	39,818	38,078
Net realized loss (gain) on investments	2,894	5,396	(9,794)	(2,651)	(320)	(7,369)	(15,800)
Excess loss of reinsurance program (1995-1997)	—	—	35,060	5,203	—	40,263	—
Loss on disposal of business	—	—	—	—	—	—	6,337
Expense directly related to the initial and secondary public offerings	—	—	—	—	1,040	1,040	3,894
Cumulative effect of change in accounting principle	(1,547)	—	—	—	—	—	—

Corporate and other per Reconciliation of Net Operating Income to Net Income (page 5)	$(439)	$20,701	$(4,289)	$(3,314)	$(10,417)	$2,681	$(35,282)

Assurant, Inc. and Subsidiaries
Investments
(Unaudited)

	As of		As of
	March 31,		December 31,
($ in thousands)	2006		2005
Investments by Type
Fixed maturities: available-for-sale, at fair value	$8,847,534		$8,961,778
Equity Securities: available-for-sale
Preferred stocks	735,773		691,523
Common stocks	10,258		1,578
Commercial mortgage loans on real estate, at amortized cost	1,234,185		1,212,006
Policy loans	60,044		61,043
Cash and short-term investments	912,887		1,283,043
Collateral held under securities lending	543,198		610,662
Other investments	555,761		549,759

Total	$12,899,640		$13,371,392

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,111,759	69%	$6,211,058	69%
Baa	2,097,445	24%	2,122,752	24%
Ba	509,981	6%	515,740	6%
B	122,648	1%	101,724	1%
Caa and lower	4,953	0%	9,764	0%
In or near default	748	0%	740	0%

Total	$8,847,534	100%	$8,961,778	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$180,351	2%	$207,711	2%
State, municipalities and political subdivisions	263,298	3%	235,933	3%
Foreign government	570,428	6%	589,353	6%
Public utilities	1,111,267	13%	1,064,591	12%
Mortgage backed securities	1,467,888	17%	1,492,684	17%
All other corporate bonds	5,254,302	59%	5,371,506	60%

Total	$8,847,534	100%	$8,961,778	100%

Assurant, Inc.
Investment Results by Asset Category and Annualized Yields
(Unaudited)

	For the Three Months Ended March 31, 2006			For the Three Months Ended March 31, 2005
		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)
Fixed maturities: available-for-sale, at fair value	5.83%	$126,841	$(2,617)	5.76%	$125,248	$286
Equity Securities: available-for-sale	6.32%	11,783	(1,653)	6.68%	9,267	278
Commercial mortgage loans on real estate, at amortized cost	7.64%	23,353	(126)	7.54%	19,757	(425)
Policy loans	5.77%	873	—	6.85%	1,105	—
Cash and short-term investments	3.66%	10,056	141	2.15%	5,427	(2)
Other investments	18.79%	25,965	(197)	6.92%	9,406	355

Total		198,871	$(4,452)		170,210	$492
Investment expenses		(6,309)			(6,010)

Net investment income		$192,562			$164,200

Gross investment gain			$6,125			$8,167
Gross investment loss			(10,577)			(7,675)
Write-downs on available-for-sale securities			—			—

Net investment gain (loss)			$(4,452)			$492